UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

August 23, 2011

PHOTOTRON HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)	84-1588927 (IRS Employer Identification No.)

20259 Ventura Boulevard
Woodland Hills, CA 91364
(Address of Principal Executive Offices and zip code)

(818) 992-0200
(Registrant’s telephone
number, including area code)

Catalyst Lighting Group, Inc.
1328 West Balboa Boulevard, Suite C
Newport Beach, CA 92661
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 23, 2011, the Registrant entered into a Senior Secured Promissory Note (the “W-Net Note”) with W-Net Fund I, L.P., one of the Registrant’s stockholders (“W-Net”), in the principal amount of $255,408.22.  The principal amount includes outstanding principal and interest under those certain Revolving Promissory Notes issued by the Registrant to W-Net on May 3 and July 18, 2011, which indebtedness has been converted into the W-Net Note.  The W-Net Note bears interest at 12% per annum, matures on August 22, 2012 and is secured by all of the Registrant’s and the Registrant’s subsidiaries’ assets pursuant to that certain Security Agreement (the “W-Net Security Agreement”) and that certain Intellectual Property Security Agreement (the “W-Net IP Security Agreement”), each dated August 23, 2011, among the Registrant, the Registrant’s subsidiaries and W-Net.  Copies of the W-Net Note, the W-Net Security Agreement and the W-Net IP Security Agreement are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

On August 23, 2011, the Registrant also entered into a Senior Secured Promissory Note (the “Sagheb Note” and together with the W-Net Note, the “Notes”) with Brian B. Sagheb, the Registrant’s Chief Financial Officer (“Sagheb”), in the principal amount of $40,000.  The principal amount consists of outstanding amounts previously advanced by Sagheb to the Registrant, which indebtedness has been converted into the Sagheb Note.  The Sagheb Note bears interest at 12% per annum, matures on August 22, 2012 and is secured by all of the Registrant’s and the Registrant’s subsidiaries’ assets pursuant to that certain Security Agreement (the “Sagheb Security Agreement”) and that certain Intellectual Property Security Agreement (the “Sagheb IP Security Agreement”), each dated August 23, 2011, among the Registrant, the Registrant’s subsidiaries and Sagheb.  Copies of the Sagheb Note, the Sagheb Security Agreement and the Sagheb IP Security Agreement are attached to this Current Report on Form 8-K as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

The Registrant’s obligations under each Note will accelerate, upon written notice from the holder of the Note, upon a bankruptcy event with respect to the Registrant, any default in the Registrant’s payment obligations or the Registrant’s breach of any provision of any material agreement between the Registrant and the holder of the Note.  Upon an event of deault, the Notes will bear interest at the rate of 15% per annum, compounded annually, and each Note holders may be entitled to foreclose on any of the Registrant’s or its subsidiaries’ assets or exercise other rights available to a secured creditor under California law.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Senior Secured Promissory Note dated August 23, 2011 issued by Phototron Holdings, Inc. in favor of W-Net Fund I, L.P.

10.2	Security Agreement dated August 23, 2011, between Phototron Holdings, Inc. and W-Net Fund I, L.P.

10.3	Intellectual Property Security Agreement dated August 23, 2011, between Phototron Holdings, Inc. and W-Net Fund I, L.P.

10.4	Senior Secured Promissory Note dated August 23, 2011 issued by Phototron Holdings, Inc. in favor of Brian B. Sagheb

10.5	Security Agreement dated August 23, 2011, between Phototron Holdings, Inc. and Brian B. Sagheb

10.6	Intellectual Property Security Agreement dated August 23, 2011, between Phototron Holdings, Inc. and Brian B. Sagheb

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phototron Holdings, Inc.

Date: August 24, 2011	By:	/s/ Brian B. Sagheb
Brian B. Sagheb
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number                   Description of Exhibit

10.1	Senior Secured Promissory Note dated August 23, 2011 issued by Phototron Holdings, Inc. in favor of W-Net Fund I, L.P.

10.2	Security Agreement dated August 23, 2011, between Phototron Holdings, Inc. and W-Net Fund I, L.P.

10.3	Intellectual Property Security Agreement dated August 23, 2011, between Phototron Holdings, Inc. and W-Net Fund I, L.P.

10.4	Senior Secured Promissory Note dated August 23, 2011 issued by Phototron Holdings, Inc. in favor of Brian B. Sagheb

10.5	Security Agreement dated August 23, 2011, between Phototron Holdings, Inc. and Brian B. Sagheb

10.6	Intellectual Property Security Agreement dated August 23, 2011, between Phototron Holdings, Inc. and Brian B. Sagheb